EXHIBIT 4.2
                                                                     -----------



                                  $200,000,000

                                SPECTRASITE, INC.

                          8 1/4% Senior Notes due 2010


                          REGISTRATION RIGHTS AGREEMENT


                                                                    May 21, 2003


Lehman Brothers Inc.
Citigroup Global Markets Inc.
CIBC World Markets Corp.
BMO Nesbitt Burns Corp.
Credit Suisse First Boston LLC
TD Securities (USA) Inc.
c/o Lehman Brothers Inc.
745 Seventh Avenue
New York, New York  10019


Dear Sirs:

         Spectrasite, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to Lehman Brothers Inc., Citigroup Global Markets Inc., CIBC World Markets Corp., BMO Nesbitt Burns Corp., Credit Suisse First Boston LLC and TD Securities (USA) Inc. (collectively, the "Initial Purchasers"), upon the terms set forth in a purchase agreement dated as of May 16, 2003 (the "Purchase Agreement"), $200,000,000 aggregate principal amount of its 8 1/4% Senior Notes Due 2010 (the "Initial Securities"). The Initial Securities will be issued pursuant to an Indenture, dated as of the date hereof (the "Indenture") between the Company and The Bank of New York (the "Trustee"). As an inducement to the Initial Purchasers, the Company agrees with the Initial Purchasers, for the benefit of the holders of the Initial Securities (including, without limitations, the Initial Purchasers), the Exchange Securities (as defined below) and the Private Exchange Securities (as defined below) (collectively the "Holders"), as follows:

         1. REGISTERED EXCHANGE OFFER. The Company shall, at its own cost, prepare and, not later than 120 days after the Issue Date, use its reasonable best efforts to file with the Securities and Exchange Commission (the "Commission") a registration statement (the "Exchange Offer Registration Statement") on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), with respect to a proposed offer (the "Registered Exchange Offer") to the Holders of Transfer Restricted Securities (as defined in
Section 6 hereof), who are not prohibited by any law or policy of the Commission from participating in the Registered Ex-


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                                      -2-


change Offer, to issue and deliver to such Holders, in exchange for the Initial Securities, a like aggregate principal amount of debt securities (the "Exchange Securities") of the Company issued under the Indenture and identical in all material respects to the Initial Securities (except for the transfer restrictions relating to the Initial Securities and the provisions relating to the matters described in Section 6 hereof) that would be registered under the Securities Act. The Company shall use its reasonable best efforts to cause such Exchange Offer Registration Statement to become effective under the Securities Act within 180 days (or if the 180th day is not a business day, the first business day thereafter) of the Issue Date and shall keep the Exchange Offer Registration Statement effective for not less than 30 days (or longer, if required by applicable law) after the date notice of the Registered Exchange Offer is mailed to the Holders (such period being called the "Exchange Offer Registration Period"). Capitalized terms used herein without definition have the meaning assigned to such term in the Purchase Agreement. "Issue Date" means the date of original issuance of the Initial Securities.

         If the Company effects the Registered Exchange Offer, the Company will be entitled to close the Registered Exchange Offer 30 days after the commencement thereof provided that the Company has accepted all the Initial Securities theretofore validly tendered and not withdrawn in accordance with the terms of the Registered Exchange Offer.

         Following the declaration of the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder of Transfer Restricted Securities (as defined in Section 6 hereof) electing to exchange the Initial Securities for Exchange Securities (assuming that such Holder is not an affiliate of the Company within the meaning of the Securities Act, acquires the Exchange Securities in the ordinary course of such Holder's business and has no arrangements with any person to participate in the distribution of the Exchange Securities and is not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer) to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States.

         The Company acknowledges that, pursuant to current interpretations by the Commission's staff of Section 5 of the Securities Act, in the absence of an applicable exemption therefrom, (i) each Holder which is a broker-dealer electing to exchange Initial Securities, acquired for its own account as a result of market making activities or other trading activities, for Exchange Securities (an "Exchanging Dealer"), is required to deliver a prospectus containing information substantially identical, except for modifications required under Rule 462 under the Securities Act as interpreted by the Commission, to that set forth in (a) Annex A hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section, and (b) Annex B hereto in the "Plan of Distribution" section of such prospectus in connection with a sale of any such Exchange Securities received by such Exchanging Dealer pursuant to the Registered Exchange Offer and (ii) an Initial Purchaser that elects to sell Exchange Securities acquired in exchange for Initial Securities constituting any portion of an unsold allotment is required to deliver a prospectus containing the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in connection with such sale. The Exchange Securities described in clause (i) and clause (ii) of the preceding sentence are herein collectively called the "Restricted Exchange Securities."

         The Company shall use its reasonable best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the prospectus contained therein, in order to permit such prospectus to be lawfully delivered by all persons subject to the prospectus delivery requirements of the Securities Act for the minimum period of time required under the federal securities laws; PROVIDED, HOWEVER, that (i) in the case where such prospectus and any amendment or supplement thereto must be delivered by an Exchanging Dealer or an Initial Purchaser in connection with the offer or sale of a Restricted Exchange Security, such period shall be the lesser of 180 days and the date on which all Exchanging Dealers and the Initial Purchasers have sold all Restricted Exchange Securities held by them (unless such period is extended pursuant to Section 3(j) below) and (ii) the Company shall make such prospectus and any amendment or supplement thereto, available to any broker-dealer for use in connection with any resale of any Exchange Securities for a period of not less than 90 days after the consummation of the Registered Exchange Offer.

         If, upon consummation of the Registered Exchange Offer, any Initial Purchaser holds Initial Securities acquired by it as part of its initial distribution, the Company, simultaneously with the delivery of the Exchange Securities pursuant to the Registered Exchange Offer, shall issue and deliver to such Initial Purchaser upon the written request of such Initial Purchaser, in exchange (the "Private Exchange") for the Initial Securities held by such Initial Purchaser, a like principal amount of debt securities of the Company issued under the Indenture and identical in all material respects (including the existence of restrictions on transfer under the Securities Act and the securities laws of the several states of the United States, but excluding provisions relating to the matters described in Section 6 hereof) to the Initial Securities (the "Private Exchange Securities"). The Initial Securities, the Exchange Securities and the Private Exchange Securities are herein collectively called the "Securities".

         In connection with the Registered Exchange Offer, the Company shall:

         (a) mail to each holder of record of Initial Securities a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

         (b) keep the Registered Exchange Offer open for not less than 30 days (or longer, if required by applicable law) after the date notice thereof is mailed to the holders of record of Initial Securities;

         (c) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York, which may be the Trustee or an affiliate of the Trustee;

         (d) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York time, on the last business day on which the Registered Exchange Offer shall remain open; and

         (e) otherwise comply in all material respects with all applicable laws.

         Holders electing to participate in the Registered Exchange Offer will be required to surrender their Initial Securities, together with the letter of transmittal enclosed with the prospectus included as part of the Exchange Offer Registration Statement, to the institution at the address (located in the Borough of Manhattan, The City of New York) specified in the letter of transmittal prior to the close of business on the last date of acceptance for exchange of Initial Securities pursuant to the Registered Exchange Offer. Initial Securities not tendered or validly withdrawn will remain outstanding, but will not retain any rights under this Agreement.

         As soon as practicable after the close of the Registered Exchange Offer or the Private Exchange, as the case may be, the Company shall:

         (x) accept for exchange all the Securities validly tendered and not withdrawn pursuant to the Registered Exchange Offer and the Private Exchange;

         (y) deliver to the Trustee for cancellation all the Initial Securities so accepted for exchange; and

         (z) cause the Trustee to authenticate and deliver promptly to each Holder of the Initial Securities who validly tenders and does not withdraw its Initial Securities in accordance with the terms and conditions of the Registered Exchange Offer, Exchange Securities or Private Exchange Securities, as the case may be, equal in principal amount to the Initial Securities of such Holder so accepted for exchange.

         The Indenture will provide that the Exchange Securities will not be subject to the transfer restrictions set forth in the Indenture and that all the Securities will vote and consent together on all matters as one class and that none of the Securities will have the right to vote or consent as a class separate from one another on any matter.

         Each Holder participating in the Registered Exchange Offer shall be required to represent to the Company that at the time of the consummation of the Registered Exchange Offer (i) any Exchange Securities received by such Holder will be acquired in the ordinary course of business, (ii) such Holder will have no arrangements or understanding with any person to participate in the distribution of the Securities or the Exchange Securities within the meaning of the Securities Act, (iii) such Holder is not an "affiliate," as defined in Rule 405 of the Securities Act, of the Company or if it is an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iv) if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Securities and (v) if such Holder is a broker-dealer, that it will receive Exchange Secu-rities for its own account in exchange for Initial Securities that were acquired as a result of market-making activities or other trading activities and that it will be required to acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. In addition, all such Holders shall otherwise cooperate in the Company's preparation for the Registered Exchange Offer. Each Holder shall also be required to acknowledge and agree that any such Holder using the Registered Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling (available July 2, 1993) and similar no-action letters, and (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction and that such a secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of Restricted Exchange Securities constituting a portion of the unsold allotment of any Initial Purchaser.

         Notwithstanding any other provisions hereof, the Company will use its reasonable best efforts to ensure that (i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         2. SHELF REGISTRATION. If (i) because of any change in law or in applicable interpretations thereof by the staff of the Commission, the Company is not permitted to effect a Registered Exchange Offer, as contemplated by
Section 1 hereof, (ii) the Registered Exchange Offer is not consummated within 220 days of the Issue Date, (iii) any Initial Purchaser so requests with respect to the Initial Securities (or the Private Exchange Securities) not eligible to be exchanged for Exchange Securities in the Registered Exchange Offer and held by it following consummation of the Registered Exchange Offer or (iv) any Holder (other than an Exchanging Dealer) is not eligible to participate in the Registered Exchange Offer or, in the case of any Holder (other than an Exchanging Dealer) that participates in the Registered Exchange Offer, such Holder does not receive freely tradeable Exchange Securities on the date of the exchange, provided that any such Holder gives written notice to the Company that it is not eligible to participate in the Registered Exchange Offer or that it did not receive freely tradable Exchange Securities within 30 days of consummation of the Registered Exchange Offer, the Company shall take the following actions:

         (a) The Company shall, at its cost as promptly as practicable (but in no event more than 60 days after so required or requested pursuant to this Section 2) file with the Commission and thereafter shall use its reasonable best efforts to cause to be declared effective a registration statement (the "Shelf Registration Statement" and, together with the Exchange Offer Registration Statement, a "Registration Statement") on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Securities (as defined in Section 6 hereof) by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act (hereinafter, the "Shelf Registration"); PROVIDED, HOWEVER, that no Holder (other than an Initial Purchaser) shall be entitled to have the Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder.

                  (b) The Company shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus included therein to be lawfully delivered by the Holders of the relevant Securities, for a period of two years from the date of original issue of the Initial Securities (or for such longer period if extended pursuant to Section 3(j) below) or such shorter period that will terminate when all the Securities covered by the Shelf Registration Statement have been sold pursuant thereto or are no longer restricted securities (as defined in Rule 144 under the Securities Act, or any successor rule thereof). The Company shall be deemed not to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Securities covered thereby not being able to offer and sell such Securities during that period, unless (i) such action is required by applicable law or (ii) such action is taken by the Company in good faith and for valid business reasons involving a material undisclosed event (but not including the avoidance of the Company's obligations hereunder), including, without limitation, the acquisition or divestiture of assets or other pending corporate developments so long as the Company promptly complies with the requirements of Section 3(g) hereof, if applicable; provided that in the case of clause (ii), such period shall not exceed 60 days in any 12-month period (a "Suspension Period") (whereafter Liquidated Damages (as defined in Section 6(a)) shall accrue and be payable); and provided further that the number of days of any actual Suspension Period shall be added on to the end of the two-year period specified above. A Suspension Period shall commence on and include the date that the Company gives notice that the Shelf Registration Statement is no longer effective or the prospectus included therein is no longer usable for offers and sales of Securities and shall end on the earlier to occur of (A) the date on which each seller of Securities covered by the Shelf Registration Statement either receives the copies of the supplemented or amended prospectus contemplated by Section 3(j) hereof or is advised in writing by the Company that the use of the prospectus may be resumed and (B) the expiration of 60 days in any 12-month period during which one or more Suspension Periods has been in effect; PROVIDED, HOWEVER, that upon expiration of the 60-day period contem-plated in clause (B), sales under the Shelf Registration Statement shall not be permitted unless and until the Company either delivers the copies of the supplemented or amended prospectus contemplated by Section 3(j) hereof or advises the sellers in writing that the use of the prospectus may be resumed.

         (c) Notwithstanding any other provisions of this Agreement to the contrary, the Company shall use its reasonable best efforts to cause the Shelf Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         3. REGISTRATION PROCEDURES. In connection with any Shelf Registration contemplated by Section 2 hereof and, to the extent applicable, any Registered Exchange Offer contemplated by Section 1 hereof, the following provisions shall apply:

         (a) The Company shall (i) furnish to each Initial Purchaser, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and, in the event that an Initial Purchaser (with respect to any portion of an unsold allotment from the original offering) is participating in the Registered Exchange Offer or the Shelf Registration Statement, the Company shall use its reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as such Initial Purchaser reasonably and timely may propose in writing; (ii) include information substantially identical to that set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in the "Plan of Distribution" section of the prospectus forming a part of the Exchange Offer Registration Statement and include information substantially identical to that set forth in Annex C hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer; (iii) if requested by an Initial Purchaser, include information provided in writing by such Initial Purchaser and required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in the prospectus forming a part of the Exchange Offer Registration Statement; (iv) include within the prospectus contained in the Exchange Offer Registration Statement a section entitled "Plan of Distribution," reasonably acceptable to the Initial Purchasers, which shall contain a summary statement of the positions taken or policies made by the staff of the Commission with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of Exchange Securities received by such broker-dealer in the Registered Exchange Offer (a "Participating Broker-Dealer"), whether such positions or policies have been publicly disseminated by the staff of the Commission or such positions or policies, in the reasonable judgment of the Initial Purchasers based upon advice of counsel (which may be in-house counsel), represent the prevailing views of the staff of the Commission; PROVIDED, HOWEVER, that any position or policy of the Commission which is to be included in the Exchange Offer Registration Statement and that is not publicly disseminated must be provided to the Company in writing by counsel to the Initial Purchasers (which may be in-house counsel); and (v) in the case of a Shelf Registration Statement, include the names of the Holders, who propose to sell Securities pursuant to the Shelf Registration Statement, as selling securityholders, provided that such Holders have timely delivered the information required by Item 507 or 508 of Regulation S-K in accordance with this Agreement.

         (b) The Company shall give written notice to the Initial Purchasers, the Holders of the Securities and, with respect to clauses
     (ii)-(v) below, any Participating Broker-Dealer from whom the Company has received prior written notice that it will be a Participating Broker-Dealer in the Registered Exchange Offer (which notice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

                  (i) when the Registration Statement or any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

                  (ii) of any request by the Commission for post-effective amendments or supplements to the Registration Statement or the prospectus included therein or for additional information requested after the effective date of such Registration Statement;

                  (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

                  (iv) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                  (v) of the happening of any event that requires the Company to make changes in the Registration Statement or the prospectus in order that the Registration Statement or the prospectus does not contain an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading.

         (c) The Company shall make every reasonable effort to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of the Registration Statement.

         (d) The Company shall, in the case of a Shelf Registration, furnish to each Holder of Securities included within the coverage of the Shelf Registration, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

         (e) The Company shall, in the case of a Registered Exchange Offer, deliver to each Exchanging Dealer and each Initial Purchaser, and to any other Holder who so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if any Initial Purchaser or any such Holder requests, all exhibits thereto (including those incorporated by reference).

         (f) The Company shall, during the Shelf Registration Period, deliver to each Holder of Securities included within the coverage of the Shelf Registration, without charge, as many copies of the prospectus (including any preliminary prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by each of the selling Holders of the Securities in connection with the offering and the sale of the Securities covered by the prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

         (g) The Company shall deliver to each Initial Purchaser, any Exchanging Dealer, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Registered Exchange Offer, without charge, as many copies of the final prospectus included in the Exchange Offer Registration Statement and any amendment or supplement thereto as such persons may reasonably request in writing. The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by any Initial Purchaser, if necessary, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Registered Exchange Offer in connection with the offering and sale of the Exchange Securities covered by the prospectus, or any amendment or supplement thereto, included in such Exchange Offer Registration Statement.

         (h) Prior to any public offering of the Securities, pursuant to any Registration Statement, the Company shall register or qualify or cooperate with the Holders of the Securities included therein and their respective counsel in connection with the registration or qualification of the Securities for offer and sale under the securities or "blue sky" laws of such states of the United States as any Holder of the Securities reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities covered by such Registration Statement; PROVIDED, HOWEVER, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.

         (i) The Company shall cooperate with the Holders of the Securities to facilitate the timely preparation and delivery of certificates representing the Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders may request a reasonable period of time prior to sales of the Securities pursuant to such Registration Statement.

         (j) Upon the occurrence of any event contemplated by Section 2(b)(ii) or paragraphs (ii) through (v) of Section 3(b) above during the period for which the Company is required to maintain an effective Registration Statement the Company shall promptly prepare and file a post-effective amendment to the Registration Statement or a supplement to the related prospectus and any other required document so that, as thereafter delivered to Holders of the Securities or purchasers of Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Initial Purchasers, the Holders of the Securities and any known Participating Broker-Dealer in accordance with Section 2(b)(ii) or paragraphs (ii) through (v) of Section 3(b) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Initial Purchasers, the Holders of the Securities and any such Participating Broker Dealer shall suspend use of such prospectus, and the period of effectiveness of the Shelf Registration Statement provided for in
     Section 2(b) above and the Exchange Offer Registration Statement provided for in Section 1 above shall each be extended by the number of days from and including the date of the giving of such notice to and including the date when the Initial Purchasers, the Holders of the Securities and any known Participating Broker-Dealer shall have received such amended or supplemented prospectus pursuant to this Section 3(j); PROVIDED, HOWEVER, that upon the date that the Securities become freely tradable without registration under the Securities Act, the Company's obligation under this Agreement to maintain the effectiveness of any Registration Statement shall cease.

         (k) Not later than the effective date of the applicable Registration Statement, the Company will provide a CUSIP number for the Initial Securities, the Exchange Securities or the Private Exchange Securities, as the case may be, and provide the applicable trustee with printed certificates for the Initial Securities, the Exchange Securities or the

     Private Exchange Securities, as the case may be, in a form eligible for deposit with The Depository Trust Company.

         (l) The Company shall comply with all applicable rules and regulations of the Commission and shall make generally available to its security holders as soon as practicable after the effective date of the applicable Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Act and Rule 158 thereunder.

         (m) The Company shall cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended, in a timely manner and containing such changes, if any, as shall be necessary for such qualification. In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

         (n) The Company may require each Holder of Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of the Securities as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement; and the Company may exclude from such registration the Securities of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request.

         (o) The Company shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other action, if any, as any Holder of the Securities shall reasonably request in order to facilitate the disposition of the Securities pursuant to any Shelf Registration.

         (p) In the case of any Shelf Registration, subject to the execution of customary confidentiality agreements, the Company shall (i) make reasonably available for inspection by the Holders of the Securities, any underwriter participating in any disposition pursuant to the Shelf Registration Statement and any attorney, accountant or other agent retained by the Holders of the Securities or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company; PROVIDED, HOWEVER, that any such Holder, underwriter, attorney or accountant agrees in writing to keep confidential any records, documents or other information that is not otherwise available to any such person (collectively, "Information") received from the Company and designated confidential by the Company, and to use such Information obtained pursuant to this provision only in connection with the transaction for which such Information was obtained, and not for any other purpose, and
     (ii) cause the Company's officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Holders of the Securities or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as shall be reasonably necessary to enable such persons, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; PROVIDED, HOWEVER, that the foregoing inspection and information gathering shall be coordinated on behalf of the Initial Purchas-ers by you and on behalf of the other parties, by one counsel designated by and on behalf of such other parties as described in Section 4 hereof.

         (q) In the case of any Shelf Registration, the Company, if requested by any Holder of Securities covered thereby, shall cause (i) its counsel (who may be an employee of the Company) to deliver an opinion and updates thereof relating to the Securities in customary form addressed to such Holders and the managing underwriters, if any, thereof and dated, in the case of the initial opinion, the effective date of such Shelf Registration Statement (it being agreed that the matters to be covered by such opinion shall include, without limitation, the due incorporation and good standing of the Company and its domestic subsidiaries; the qualification of the Company and its subsidiaries to transact business as foreign corporations; the due authorization, execution and delivery of the relevant agreement of the type referred to in Section 3(o) hereof; the due authorization, execution, authentication and issuance, and the validity and enforceability of the applicable Securities; the absence of material legal or governmental proceedings involving the Company and its subsidiaries; the absence of governmental approvals required to be obtained in connection with the Shelf Registration Statement, the offering and sale of the applicable Securities, or any agreement of the type referred to in Section 3(o) hereof; the compliance as to form of such Shelf Registration Statement and of the Indenture with the requirements of the Securities Act and the Trust Indenture Act respectively; and, as of the date of the opinion and as of the effective date of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from such Shelf Registration Statement and the prospectus included therein, as then amended or supplemented, of an untrue statement of a material fact or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except for financial and statistical information contained in any such prospectus or Registration Statement, as to which such counsel may express no statement or belief, (in the case of any such documents, in the light of the circumstances existing at the time that such documents were filed with the Commission under the Exchange Act)); (ii) its officers to execute and deliver all customary documents and certificates and updates thereof requested by any underwriters of the applicable Securities; and (iii) its independent public accountants and the independent public accountants with respect to any other entity for which financial information is provided in the Shelf Registration Statement to provide to the selling Holders of the applicable Securities and any underwriter therefor a comfort letter in customary form and covering matters of the type customarily covered in comfort letters in connection with primary underwritten offerings, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

         (r) In the case of the Registered Exchange Offer, if requested by any Initial Purchaser or any known Participating Broker-Dealer, the Company shall cause (i) its counsel (who may be an employee of the Company) to deliver to such Initial Purchaser or such Participating Broker-Dealer signed opinions in the form set forth in the Purchase

     Agreement with such changes as are customary in connection with the preparation of a Registration Statement and (ii) its independent public accountants and the independent public accountants with respect to any other entity for which financial information is provided in the Registration Statement to deliver to such Initial Purchaser or such Participating Broker-Dealer a comfort letter or comfort letters, in customary form, meeting the requirements as to the substance thereof as set forth in the Purchase Agreement, with appropriate date changes.

         (s) If a Registered Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Initial Securities by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be, the Company shall mark, or caused to be marked on the Initial Securities so exchanged that such Initial Securities are being canceled in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be; in no event shall the Initial Securities be marked as paid or otherwise satisfied.

         (t) The Company will use its commercially reasonable efforts, if the Initial Securities were not previously rated, to cause the Securities covered by a Registration Statement to be rated with the appropriate rating agencies, if so requested by Holders of a majority in aggregate principal amount of Securities covered by such Registration Statement, or by the managing underwriters, if any.

         (u) In the event that any broker-dealer registered under the Exchange Act shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Conduct Rules (the "Rules") of the National Association of Securities Dealers, Inc. ("NASD")) thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, subject to the execution of a customary confidentiality agreement, the Company will assist such broker-dealer in complying with the requirements of such Rules, including, without limitation, by (i) if such Rules, including Rule 2720, shall so require, engaging a "qualified independent underwriter" (as defined in Rule 2720) to participate in the preparation of the Registration Statement relating to such Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Securities, (ii) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 5 hereof and (iii) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules.

         (v) The Company shall use its reasonable best efforts to take all other steps necessary to effect the registration of the Securities covered by a Registration Statement contemplated hereby.

         4. REGISTRATION EXPENSES. The Company shall bear all fees and expenses incurred in connection with the performance of its obligations under Sections 1 through 3 hereof (including the reasonable fees and expenses, if any, of Cahill Gordon & Reindel LLP, counsel for the Initial Purchasers, incurred in connection with the Registered Exchange Offer), whether or not the Registered Exchange Offer or a Shelf Registration is filed or becomes effective, and, in the event of a Shelf Registration, shall bear or reimburse the Holders of the Securities covered thereby for the reasonable fees and disbursements of one firm of counsel designated by the Holders of a majority in principal amount of the Initial Securities covered thereby to act as counsel for the Holders of the Initial Securities in connection therewith but excluding fees and expenses of counsel to any underwriters in connection with a Shelf Registration Statement, other than reasonable fees and expenses related to blue sky qualification of Exchange Securities covered by such underwritten Shelf Registration; PROVIDED, HOWEVER, that notwithstanding the foregoing, the Company shall not be responsible for underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Securities by a Holder.

         5. INDEMNIFICATION. (a) The Company agrees to indemnify and hold harmless each Holder of the Securities, any Participating Broker-Dealer and each person if any who controls such Holder or such Participating Broker-Dealer within the meaning of the Securities Act or the Exchange Act (each Holder, any Participating Broker-Dealer and such controlling persons referred to collectively as the "Indemnified Parties") from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Securities) to which each Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (with respect to any prospectus, in light of the circumstances in which they were made) not misleading, and shall reimburse upon reasonable verification, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof, PROVIDED, HOWEVER, that (i) the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration in reliance upon and in conformity with written information pertaining to such Holder or Participating Broker-Dealer and furnished to the Company by or on behalf of such Holder or Participating Broker-Dealer specifically for inclusion therein,

(ii) the foregoing indemnity agreement with respect to any Registration Statement or any preliminary prospectus (or amendment or supplement thereto) shall not inure to the benefit of any Holder or Participating Broker-Dealer from whom the person asserting any such losses, claims, damages or liabilities purchased Securities, or any person controlling such Holder or Participating Broker-Dealer, if a copy of the prospectus contained in the Registration Statement (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Holder or Participating Broker-Dealer to such person, at or prior to the written confirmation of the sale of the Securities to such person if required to be delivered under the Securities Act, and if the prospectus contained in the Registration Statement (as so amended and supplemented) would have cured the defect giving rise to such loss, claim, damage or liability, and (iii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus relating to a Shelf Registration Statement, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Holder or Participating Broker-Dealer from whom the person asserting any such losses, claims, damages or liabilities purchased the Securities concerned, to the extent that a prospectus relating to such Securities was required to be delivered by such Holder or Participating Broker-Dealer under the Securities Act in connection with such purchase and any such loss, claim, damage or liability of such Holder or Participating Broker-Dealer results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Securities to such person, a copy of the final prospectus if the Company had previously furnished copies thereof to such Holder or Participating Broker-Dealer, (iv) the foregoing indemnity agreement shall not inure to the benefit of any Holder or Participating Broker-Dealer who received a notice of a Suspension Period and who used the prospectus subject to the Suspension Period in connection with the offer or sale of any Securities during the Suspension Period and (v) the Company shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties, such firm to be designated in writing by a majority of the Holders of a majority of principal amount of the Securities; provided further, however, that this indemnity agreement will be in addition to any liability which the Company may otherwise have to such Indemnified Party.

         (b) Each Holder of the Securities and each Participating Broker-Dealer, severally and not jointly, will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Company or any such controlling person may become subject under the Securities Act the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein (with respect to any prospectus, in light of the circumstances in which they were made) not misleading or (ii) the use of the prospectus by any Holder or Participating Broker-Dealer who received a notice of a Suspension Period and who used the prospectus subject to the Suspension Period in connection with the offer or sale of any Securities during the Suspension Period, but in each case only to the extent that (i) the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein or (ii) the losses, claims, damages or liabilities arose in connection with the use by any Holder or Participating Broker-Dealer, as the case may be, of the prospectus subject to a Suspension Period in connection with the offer or sale of any Securities during the Suspension Period; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Company for any legal or other expenses reasonably incurred by the Company or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability which such Holder may otherwise have to the Company or any of its controlling persons. (c) Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party of the commencement thereof, but the omission so to notify the indemnifying party will not, in any event, relieve the indemnifying party from any obligations to any indemnified party except to the extent that such omission results in the forfeiture by the indemnifying party of substantial rights and defenses and such omission will not relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this
Section 5 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action; provided, that if the Company is the indemnified party, no indemnifying party shall, without the prior consent of the Company, effect any settlement of any pending or threatened action.

         (d) If the indemnification provided for in this Section 5 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof referred to in subsection (a) or (b) above) (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the exchange of the Securities, pursuant to the Registered Exchange Offer, or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Holder or such other indemnified party, as the case may be, on the other, whether the Holder, Participating Broker-Dealer or other indemnified party had received notice of a Suspension Period and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding any other provision of this Section 5(d), the Holders of the Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Securities pursuant to a Registration Statement exceed the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph
(d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company.

         (e) The agreements contained in this Section 5 shall survive the sale of the Securities pursuant to a Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

         6. LIQUIDATED DAMAGES UNDER CERTAIN CIRCUMSTANCES. (a) Liquidated damages (the "Liquidated Damages") with respect to the Transferred Restricted Securities shall be assessed as follows if any of the following events occur (each such event in clauses (i) through (iv) below a "Registration Default"):

         (i) If neither the Exchange Offer Registration Statement nor a Shelf Registration Statement has been filed with the Commission within 120 days after the Issue Date;

         (ii) If the Exchange Offer Registration Statement has not been declared effective by the Commission within 180 days after the Issue Date;

         (iii) If neither the Registered Exchange Offer is consummated nor, if required in lieu thereof, the Shelf Registration Statement is declared effective by the Commission within 220 days after the Issue Date; or

         (iv) If after either the Exchange Offer Registration Statement or the Shelf Registration Statement is declared effective (A) such Registration Statement thereafter ceases to be effective (other than to the extent permitted by Section 2(b)(ii) or 3(b)(ii) - (v)); or (B) such Registration Statement or the related prospectus ceases to be usable (except as permitted in paragraph (b)) in connection with resales of Transfer Restricted Securities during the periods specified herein because either (1) any event occurs as a result of which the related prospectus forming part of such Registration Statement would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or (2) it shall be necessary to amend such Registration Statement or supplement the related prospectus, to comply with the Securities Act or the Exchange Act or the respective rules thereunder; PROVIDED, however, that any event described in this clause
     (iii) shall not be deemed a Registration Default if the Company cures such event within 120 days after the Issue Date.

         The Company agrees to pay Liquidated Damages to each Holder of Transfer Restricted Securities with respect to the first 90-day period immediately following the occurrence of such Registration Default, in an amount equal to $.05 per week per $1,000 of aggregate principal amount of Securities held by such Holder for each week or portion thereof that the Registration Default continues. The amount of the Liquidated Damages shall increase by an additional $.05 per week per $1,000 of aggregate principal amount of Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of Liquidated Damages of $.50 per week per $1,000 of aggregate principal amount of Securities. All accrued Liquidated Damages shall be paid by the Company in cash on the regular interest payment dates with respect to the Initial Securities to the holder of the global notes by wire transfer of immediately available funds or by federal funds check and to holders of certified notes by wire transfer to the accounts specified by them or by mailing checks to their registered addresses if no such accounts have been specified. The Company will not be required to pay Liquidated Damages for more than one Registration Default at any given time. Following the cure of all Registration Defaults relating to any particular Transfer Restricted Securities, the accrual of Liquidated Damages with respect to such Transfer Restricted Securities will cease.

         All obligations of the Company set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such Security shall have been satisfied in full.

         (b) A Registration Default referred to in Section 6(a)(iv)(B) hereof shall be deemed not to have occurred and be continuing in relation to a Shelf Registration Statement or the related prospectus if (i) such Registration Default has occurred solely as a result of (x) the filing of a post-effective amendment to such Shelf Registration Statement to incorporate annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related prospectus, (y) other material events, with respect to the Company that would need to be described in such Shelf Registration Statement or the related prospectus or (z) a Suspension Period not to exceed 60 days in any 12-month period pursuant to Section 2(b)(ii), and (ii) in the case of clause (y), the Company is proceeding promptly and in good faith to amend or supplement such Shelf Registration Statement and related prospectus to describe such events; PROVIDED, HOWEVER, that in any case if such Registration Default occurs for a continuous period in excess of 30 days, Liquidated Damages shall be payable in accordance with the above paragraph from the day such Registration Default occurs until such Registration Default is cured.

         (c) "Transfer Restricted Securities" means each Security until the earliest to occur of: (i) the date on which such Transfer Restricted Security has been exchanged by a person other than a broker-dealer for a freely transferable Exchange Security in the Registered Exchange Offer, (ii) following the exchange by a broker-dealer in the Registered Exchange Offer of a Initial Security for an Exchange Security, the date on which such Exchange Security is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement, (iii) the date on which such Initial Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iv) the date on which such Initial Security may be distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act.

         (d) The parties hereto agree that the Liquidated Damages provided for in this Section 6 constitutes the sole and exclusive remedy for a breach of
Section 6(a) and is a reasonable estimate of the damages that may be incurred by Holders of Securities by reason of failure of an Exchange Offer Registration Statement or a Shelf Registration Statement to be filed or declared effective, an Exchange Offer to be consummated or a Shelf Registration Statement to remain effective, as the case may be, in accordance with this Section 6.

         7. RULES 144 AND 144A. The Company shall use its reasonable best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Initial Securities, make publicly available other information so long as necessary to permit sales of their securities pursuant to Rules 144 and 144A. The Company covenants that it will take such further action as any Holder of Initial Securities may reasonably request, but only to the extent such action is required of the Company from time to time to enable such Holder to sell Initial Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)). The Company will provide a copy of this Agreement to prospective purchasers of Initial Securities identified to the Company by the Initial Purchasers upon request. If the Company ceases to be a reporting company under the Exchange Act, upon the request of any Holder of Initial Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

         8. UNDERWRITTEN REGISTRATIONS. If any of the Transfer Restricted Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering ("Managing Underwriters") will be selected by the Holders of a majority in aggregate principal amount of such Transfer Restricted Securities to be included in such offering with the consent of the Company (which consent shall not be unreasonably withheld or delayed).

         No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

         9.       MISCELLANEOUS.

         (a) AMENDMENTS AND WAIVERS. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Company and the written consent of the Holders of a majority in principal amount of the Transfer Restricted Securities affected by such amendment, modification, supplement, waiver or consents.

         (b) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail, facsimile transmission, or air courier which guarantees overnight delivery:

         (1) if to a Holder of the Securities, at the most current address given by such Holder to the Company.

         (2)      if to the Initial Purchasers;

                           Lehman Brothers Inc.
                           745 Seventh Avenue
                           New York, NY  10019
                           Attention:  Gordon Kroft

                  with a copy to:

                           Cahill Gordon & Reindel LLP
                           80 Pine Street
                           New York, NY  10005
                           Attention:  Luis Penalver, Esq.

         (3)      if to the Company, at its address as follows:

                           SpectraSite, Inc.
                           400 Regency Forest Drive
                           Cary, NC  27511
                           Attention:  David P. Tomick

                  with a copy to:

                           Paul, Weiss, Rifkind, Wharton &
                             Garrison LLP
                           1285 Avenue of the Americas
                           New York, NY  10019
                           Attention:  Raphael M. Russo, Esq.

         All such notices and communications shall be deemed to have been duly given when received.

         (c) NO INCONSISTENT AGREEMENTS. The Company has not, as of the date hereof, entered into, nor shall it on or after the date hereof, enter into, any agreement with respect to its securities that conflicts with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

         (d) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Company and the Initial Purchasers and their successors and assigns.

         (e) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (f) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (g) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

         (h) SEVERABILITY. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         (i) SECURITIES HELD BY THE COMPANY. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities is required hereunder, Securities held by the Company or its affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the several Initial Purchasers and the Company in accordance with its terms.

                                         Very truly yours,

                                         SPECTRASITE, INC.



                                         By:  /s/   Steven C. Lilly
                                             ----------------------------
                                             Name:  Steven C. Lilly
                                             Title: Vice President


The foregoing Registration Rights Agree-
   ment is hereby confirmed and accepted
   as of the date first above written by:

LEHMAN BROTHERS INC.
CITIGROUP GLOBAL MARKETS INC.
CIBC WORLD MARKETS CORP.
BMO NESBITT BURNS CORP.
CREDIT SUISSE FIRST BOSTON LLC
TD SECURITIES (USA) INC.

By:  Lehman Brothers Inc.


By:  /s/   Perry Hoffmeister
    -----------------------------
    Name:  Perry Hoffmeister
    Title: Managing Director